MASSMUTUAL PREMIER FUNDS

Supplement dated January 24, 2006 to the

Prospectus dated March 1, 2005

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

Effective January 27, 2006, OppenheimerFunds, Inc. (“OFI”) will replace Babson Capital Management LLC (“Babson Capital”) as the Sub-Adviser to the Core Growth Fund and the Value Fund pursuant to Interim Investment Sub-Advisory Agreements that were approved by the Funds’ Board of Trustees. Final Investment Sub-Advisory Agreements will need to be approved by the Board of Trustees, and shareholders of each Fund if necessary, within 150 days after January 27th. It is expected that Fund management will propose that each Fund enter into a final Investment Sub-Advisory Agreement with OFI Institutional Asset Management, Inc. (“OFI Institutional”), an affiliate of OFI.

It is also expected that the Board of Trustees will similarly approve in the future, with respect to the Small Capitalization Value Fund and the Small Company Opportunities Fund, a change in Sub-Adviser from Babson Capital to OFI or OFI Institutional. This change is expected to occur on or about March 31, 2006.

Effective January 27, 2006, the following information replaces the information found under Principal Investment Strategies and Risks on page 24 for the Value Fund:

The Fund invests mainly in common stocks of different capitalization ranges. The Fund also can buy other investments, including preferred stocks, rights and warrants and convertible debt securities. The Fund invests in both U.S. and foreign companies, although the Fund will not invest more than 25% of its total assets in foreign securities.

In selecting securities for purchase or sale by the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”), selects securities one at a time. This is called a “bottom up approach.” OFI uses a fundamental analysis to select securities for the Fund that it believes are undervalued. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, OFI currently considers the following factors when assessing a company’s business prospects:

•	Future supply/demand conditions for its key products,
•	Product cycles,
•	Quality of management,
•	Competitive position in the market place,
•	Reinvestment plans for cash generated, and
•	Better-than-expected earnings reports.

Not all factors are relevant for every individual security.

OFI may consider selling a stock for one or more of the following reasons:

•	The stock price has reached its target,
•	The company’s fundamentals appear to be deteriorating, or
•	Better stock selections are believed to have been identified.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Value Company Risk, Leveraging Risk, Convertible Securities Risk, Preferred Stock Risk and Portfolio Turnover Risk.

These risks are described beginning on page 48.

Effective January 27, 2006, the following information replaces the information found under Principal Investment Strategies and Risks on page 36 for the Core Growth Fund:

The Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) invests mainly in common stocks of “growth companies.” The Fund currently focuses on stocks of companies having a large or mid-size market capitalization, but this focus could change over time. The Fund can invest in domestic companies and foreign companies, although most of its investments are in stocks of U.S. companies.

OFI looks for stocks of companies with growth potential, and normally invests in between 60 and 80 companies, to focus the portfolio. Currently, OFI seeks to implement that investment approach by looking for:

•	Companies that have strong revenue growth
•	Companies with above-average earnings growth
•	Companies that we believe can sustain strong revenue and earnings growth
•	Companies that are well established as leaders in growth markets
•	Stocks with attractive valuations relative to their growth potential

OFI may sell companies from the Fund that it believes no longer meet the above criteria.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 48.

Effective January 27, 2006, the following information replaces the information found under About the Investment Adviser and Sub-Advisers beginning on page 54 for the Core Growth Fund and the Value Fund:

Christopher Leavy

is the portfolio manager of the Value Fund. Mr. Leavy is a Senior Vice President of OFI. Prior to joining OFI in 2000, Mr. Leavy was a portfolio manager with Morgan Stanley Dean Witter Investment Management since 1997.

David Poiesz

is the portfolio manager of the Core Growth Fund. Mr. Poiesz has been a Senior Vice President and Director of Growth Equities of OFI since June 2004. Prior to joining OFI, Mr. Poiesz was Senior Portfolio Manager at Merrill Lynch from October 2002 to May 2004, founding partner of RiverRock Capital LLC, a hedge fund product, from April 1999 to July 2001 and portfolio manager at Jennison Associates from November 1992 to March 1999.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-05-04

MASSMUTUAL PREMIER FUNDS

Supplement dated January 24, 2006 to the

Prospectus dated December 1, 2005

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

It is expected that the Board of Trustees will approve in the future, with respect to the Mid-Cap Value Fund, a change in Sub-Adviser from Babson Capital to OppenheimerFunds, Inc. (“OFI”) or OFI Institutional Asset Management, Inc. (“OFI Institutional”), an affiliate of OFI. OFI and OFI Institutional are both indirect subsidiaries of MassMutual. This change is expected to occur on or about March 31, 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE